UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Connecture, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

SUPPLEMENT TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

This is a supplement to the definitive proxy statement, dated February 12, 2018 (the “Definitive Proxy Statement”), of Connecture, Inc. (“Connecture” or the “Company”) that was filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) of the Company.

At the Special Meeting, holders of the Company’s outstanding capital stock will be asked to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated January 4, 2018, by and among FP Healthcare Holdings, Inc., a Delaware corporation (“Parent”), FP Healthcare Merger Sub Corporation, a Delaware corporation and indirect subsidiary of Parent (“Merger Sub,” and together with Parent, the “Purchasers”), and the Company (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger. The Merger is a “going-private” transaction, and Parent, the Company and Merger Sub, along with certain affiliated parties, have filed with the SEC a Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) with respect to the Merger.

Under the terms of the Merger Agreement, the Company and its advisors were permitted to actively solicit and negotiate Alternative Proposals from third parties during a 45-day “go-shop” period that began on January 5, 2018 and expired at 11:59 p.m. Central time on February 18, 2018. We refer to this period as the “Go-Shop Period.” During the Go-Shop Period, Raymond James & Associates, Inc. (“Raymond James”), under the direction of the Special Committee, undertook a broad solicitation effort, contacting 80 potential acquirors, comprising 57 strategic parties and 23 financial parties. Of these parties, seven potential strategic acquirors and one potential financial acquiror were already party to (as part of prior discussions between the parties) confidentiality agreements, and an additional three potential financial acquirors entered into new confidentiality agreements. The Company provided management presentations to two potential acquirors. None of the parties contacted by Raymond James during the Go-Shop Period submitted an Alternative Proposal or indicated that such a proposal would be forthcoming, and no other person made an unsolicited Alternative Proposal.

Accordingly, no third party qualified as an Excluded Party for purposes of the Merger Agreement. The Company is now subject to customary “non-solicitation” provisions that, subject to limited exceptions, prohibit it from soliciting, encouraging, discussing or negotiating Alternative Proposals from third parties or providing non-public information to third parties.

In addition, as previously disclosed on February 13, 2018, after the Definitive Proxy Statement was filed, but before it was mailed, the SEC informed representatives of the Purchasers that it is reviewing, and may provide comments with respect to, the Definitive Proxy Statement and the Schedule 13E-3. On February 22, 2018, the Company received comments from the SEC with respect to the Definitive Proxy Statement and the Schedule 13E-3. Once the Company and the Purchasers have resolved any comments with the SEC, the Company and the Purchasers will supplement, revise or amend the Definitive Proxy Statement and the Schedule 13E-3 as appropriate, to indicate the new date of the Special Meeting and, if necessary, the new record date for the Special Meeting. Until such time, the Company will refrain from mailing the Definitive Proxy Statement and you are advised not to rely on the Definitive Proxy Statement and the Schedule 13E-3 as currently filed with the SEC. In addition, the Special Meeting will not be held on March 5, 2018, as had been previously indicated in the Definitive Proxy Statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Once the Company has supplemented or revised the Definitive Proxy Statement, as applicable, the Company’s stockholders will be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, free of charge, a copy of the Definitive Proxy Statement and other relevant documents by requesting them in writing or by telephone from the Company at the following address:

Connecture, Inc.

Attn: Corporate Secretary

18500 West Corporate Drive, Suite 250

Brookfield, Wisconsin 53045

Forward-looking statements

This communication, and the documents to which the Company refers you in this communication, include “forward-looking statements” that reflect our current views as to future events and financial performance with respect to our operations, the expected completion and timing of the merger and other information relating to the merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the Merger and other information relating to the Merger. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection, “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements.

You should be aware that forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or, even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made, and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters referred to or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that have been or may be instituted against the Company or others relating to the Merger Agreement;

•	the inability to complete the Merger because of the failure to receive, on a timely basis or otherwise, the required approvals by Company stockholders, governmental or regulatory agencies or third parties in connection with the proposed Merger;

•	the risk that a condition to closing of the Merger may not be satisfied;

•	the failure of the Merger to close for any other reason;

•	the risk that the pendency of the Merger disrupts current plans and operations and potential difficulties in employee retention as a result of the pendency of the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the possibility that alternative acquisition proposal will or will not be made;

and other risks detailed in our filings with the SEC, including our most recent filings on Form 10-K and Form 10-Q. Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of these forward-looking statements.